UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

                  Investment Company Act file number 811-21916

                         Oppenheimer SMA Core Bond Fund
                         ------------------------------
               (Exact name of registrant as specified in charter)

             6803 South Tucson Way, Centennial, Colorado 80112-3924
             ------------------------------------------------------
               (Address of principal executive offices) (Zip code)

                              Robert G. Zack, Esq.
                             OppenheimerFunds, Inc.
            Two World Financial Center, New York, New York 10281-1008
            ---------------------------------------------------------
                     (Name and address of agent for service)

       Registrant's telephone number, including area code: (303) 768-3200
                                                           --------------

                      Date of fiscal year end: December 31
                                               -----------

                      Date of reporting period: 12/31/2007
                                                ----------

ITEM 1. REPORTS TO STOCKHOLDERS.

DECEMBER 31, 2007

--------------------------------------------------------------------------------

                                                                  Management
      Oppenheimer                                                Commentaries
      SMA CORE BOND                                                  and
      FUND                                                      Annual Report

--------------------------------------------------------------------------------

      MANAGEMENT COMMENTARIES

            Listing of Top Holdings

      ANNUAL REPORT                                             [GRAPHIC]

            Fund Performance Discussion

            Listing of Investments

            Financial Statements

                                                [LOGO]  OPPENHEIMERFUNDS(R)
                                                        The Right Way to Invest

TOP HOLDINGS AND ALLOCATIONS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
CREDIT ALLOCATION
--------------------------------------------------------------------------------
Treasury                                                                    0.6%
--------------------------------------------------------------------------------
Agency                                                                     44.7
--------------------------------------------------------------------------------
AAA                                                                        28.9
--------------------------------------------------------------------------------
AA                                                                          3.1
--------------------------------------------------------------------------------
A                                                                           3.6
--------------------------------------------------------------------------------
BBB                                                                         4.3
--------------------------------------------------------------------------------
BB                                                                          3.5
--------------------------------------------------------------------------------
B                                                                           0.5
--------------------------------------------------------------------------------
Not Rated                                                                   2.7
--------------------------------------------------------------------------------
Other Securities                                                            8.1

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on the total market value of investments. Average credit quality and ratings include securities rated by a national rating organization. As of that date, no securities held by the Fund were rated lower than B.

CORPORATE BONDS & NOTES--TOP TEN INDUSTRIES
--------------------------------------------------------------------------------
Commercial Banks                                                            4.0%
--------------------------------------------------------------------------------
Media                                                                       2.7
--------------------------------------------------------------------------------
Insurance                                                                   1.9
--------------------------------------------------------------------------------
Automobiles                                                                 1.1
--------------------------------------------------------------------------------
Diversified Financial Services                                              0.8
--------------------------------------------------------------------------------
Oil, Gas & Consumable Fuels                                                 0.8
--------------------------------------------------------------------------------
Capital Markets                                                             0.8
--------------------------------------------------------------------------------
Hotels, Restaurants & Leisure                                               0.6
--------------------------------------------------------------------------------
Consumer Finance                                                            0.4
--------------------------------------------------------------------------------
Food & Staples Retailing                                                    0.4

Portfolio holdings and allocations are subject to change. Percentages are as of December 31, 2007, and are based on net assets.
--------------------------------------------------------------------------------


                       5 | OPPENHEIMER SMA CORE BOND FUND

FUND PERFORMANCE DISCUSSION
--------------------------------------------------------------------------------

HOW HAS THE FUND PERFORMED? BELOW IS A DISCUSSION BY OPPENHEIMERFUNDS, INC., OF THE FUND'S PERFORMANCE DURING ITS FISCAL YEAR ENDED DECEMBER 31, 2007.

MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE. Since its inception on July 23, 2007 through December 31, 2007, Oppenheimer SMA Core Bond Fund returned 4.61%. We are encouraged by the fact that the bulk of the Fund's difficulties occurred over a relatively short, concentrated timeframe at year-end. These difficulties in the Fund were caused by adverse conditions in the financial markets that we believed diverged somewhat from fundamental drivers in the second half of 2007.

      The greater part of our difficulties occurred from mid-October through end of November, when market liquidity evaporated and the sub-prime mortgage crisis hit its peak. Although conditions improved slightly as the year ended, we were unable to recoup these losses in so short a timeframe and as a result, the Fund's full-period results suffered. As such, the most significant detractor compressing the Fund's performance was the challenging market environment that plagued the capital markets throughout the second half of 2007.

      In addition to overall market conditions, another detractor to performance was the composition of our investment-grade credit allocation, which worked against us at year-end. In this area of the portfolio, we had emphasized financial bonds at the expense of industrial names, based on our belief that the wider spreads associated with industrials at that time indicated a higher level of leveraged buyout (LBO) or "event" risk. Unfortunately, when the sub-prime lending crisis peaked in mid-October, industrial bonds rallied while spreads on financials widened dramatically and their values dropped. Similarly, our decision to maximize our allocation to high-yield bonds detracted from short-term returns after mid-October.

      On the positive side, the makeup of our mortgage holdings helped mitigate losses for the year. First, because we remained quite wary of sub-prime mortgages throughout the period, we generally avoided this segment of the market--a decision that helped support Fund returns given market events. Next, what marginal exposure we did have to the sub-prime sector was comprised of select, AAA-rated, short-term issues, which suffered less on a relative basis. Otherwise, although our overall mortgage allocation lagged this year, it did so less severely than the overall market. This advantage largely stemmed from our focus on agency mortgage-backed securities, such as Fannie Mae and Freddie Mac issues, where minimal credit risk and sounder guarantees helped these mortgages fare better than the rest of the mortgage market as a whole. On the other hand, performance suffered as a result of our decision late in the year to add to the portfolio's commercial mortgage-backed securities (CMBS) and non-agency mortgage holdings.


                       6 | OPPENHEIMER SMA CORE BOND FUND

      Our interest rate strategy only mildly detracted from performance. Upon inception, the Fund held less interest-rate risk, or duration, relative to the benchmark, based on our conviction that both current rates as well as investors' expectations for longer-term rates were lower than warranted by actual economic fundamentals. When interest rates fell over the course of the second half of 2007, our interest-rate positioning imposed a marginally negative impact on our performance versus the benchmark. Fortunately, because we were only slightly short duration, the impact of our rate strategy proved to be minimal.

      Despite the challenging backdrop that defined the Fund's first review period, we view this recent period of difficulty as very short-term, considering the long-term investment horizon we intend to employ when managing the Fund's diverse portfolio of securities. Additionally, we are confident that our current strategy and positioning for the Fund place it in an advantageous position for the long term.

      Specifically, we are convinced that economic fundamentals point toward a greater likelihood of rising long-term rates rather than further rate declines. As such, our slightly lower exposure to interest-rate risk should position the Fund well for the rate environment we expect. Next, we believe select areas of the market have been unduly shunned as a result of the sub-prime crisis despite still-sound fundamental underpinnings, such as AAA-rated CMBS and AAA-rated non-agency residential mortgages backed by prime borrowers. As such, we have increased our exposure to these securities carefully and selectively.

      In terms of the Fund's investment-grade credit allocation, we remain confident in the cash flows of the companies backing our holdings in this area of the market. Likewise, we are confident that our decision this year to increase our exposure to specific areas of the high-yield credit sector, particularly short maturity bonds, will reap long-term rewards. High-yield spreads appear to be at or near historically wide levels given where we are in the credit cycle, and as uncertainty diminishes and investors once again seek incremental yield supported by sound fundamentals, we're convinced this sector will again engage investors' interest, particularly as investors' appetite for incremental yield returns more fully. Based on our longer-term perspective, we believe that despite the recent brief period of difficulty, our disciplined investment process--which drives the composition of the Fund's portfolio--will fuel Oppenheimer SMA Core Bond Fund's long-term, competitive performance potential and remain a vital element in THE RIGHT WAY TO INVEST.


                       7 | OPPENHEIMER SMA CORE BOND FUND

NOTES
--------------------------------------------------------------------------------

INVESTORS SHOULD CONSIDER THE FUND'S INVESTMENT OBJECTIVES, RISKS, AND OTHER CHARGES AND EXPENSES CAREFULLY BEFORE INVESTING. THE FUND'S PROSPECTUS CONTAINS THIS AND OTHER INFORMATION ABOUT THE FUND, AND MAY BE OBTAINED BY CONTACTING YOUR ADVISER OR THE "WRAP-FREE" PROGRAM SPONSOR. READ THE PROSPECTUS CAREFULLY BEFORE INVESTING.

The Fund's investment strategy and focus can change over time. The mention of specific fund holdings does not constitute a recommendation by OppenheimerFunds, Inc.

Shares of the Fund incepted on 7/23/07.

An explanation of the calculation of performance is in the Fund's Statement of Additional Information.


                       8 | OPPENHEIMER SMA CORE BOND FUND

FUND EXPENSES
--------------------------------------------------------------------------------

FUND EXPENSES. As a shareholder of the Fund, you incur two types of costs of distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples for Actual Expenses are based on an investment of $1,000.00 invested at the beginning of the period, July 23, 2007 (commencement of operations) and held for the period ended December 31, 2007.

The Hypothetical Examples for Comparison Purposes are based on an investment of $1,000.00 invested on July 1, 2007 and held for the six months ended December 31, 2007.

ACTUAL EXPENSES. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio, and an assumed rate of return of 5% per year before expenses, which is not the actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads), or a $12.00 fee imposed annually on accounts valued at less than $500.00 (subject to exceptions described in


                       9 | OPPENHEIMER SMA CORE BOND FUND

FUND EXPENSES  Continued
--------------------------------------------------------------------------------

the Statement of Additional Information). Therefore, the "hypothetical" section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

-----------------------------------------------------------------------------

                                                  ENDING              EXPENSES
                                      BEGINNING   ACCOUNT             PAID DURING
                                      ACCOUNT     VALUE               6 MONTHS ENDED
ACTUAL                                VALUE       DECEMBER 31, 2007   DECEMBER 31, 2007 1,2
-------------------------------------------------------------------------------------------
                                      $1,000.00   $1,046.10           $0.00
HYPOTHETICAL
(5% return before expenses)
-------------------------------------------------------------------------------------------
                                       1,000.00    1,025.21            0.00

1. Actual expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 162/365 to reflect the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2. Hypothetical expenses paid are equal to the Fund's annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

The expense ratios, excluding indirect expenses from affiliated fund, for the period from July 23, 2007 (commencement of operations) to December 31, 2007 is as follows:

EXPENSE RATIO
-------------
    0.00%

The expense ratio reflects voluntary waivers or reimbursements of expenses by the Fund's Manager that can be terminated at any time, without advance notice. The "Financial Highlights" table in the Fund's financial statements, included in this report, also show the gross expense ratio, without such waivers or reimbursements and reduction to custodian expenses, if applicable.
--------------------------------------------------------------------------------


                       10 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  December 31, 2007
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL
                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES--4.2%
--------------------------------------------------------------------------------------------------------------
Capital One Prime Auto Receivables Trust, Automobile
Asset-Backed Certificates, Series 2005-1, Cl. A4, 5.048%, 4/15/11 1             $     300,000   $     298,911
--------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2006-WFH3, Asset-Backed
Pass-Through Certificates, Series 2006-W FH4, Cl. A1, 4.915%, 11/25/36 1              120,951         120,042
--------------------------------------------------------------------------------------------------------------
CWABS Asset-Backed Certificates Trust 2005-11,
Asset-Backed Certificates, Series 2005-11, Cl. AF2, 4.657%, 2/25/36                    40,000          39,759
--------------------------------------------------------------------------------------------------------------
Harley-Davidson Motorcycle Trust, Motorcycle Receivable Nts.,
Series 2007-3, Cl. A3, 5.378%, 6/15/12 1,2                                            260,000         258,861
--------------------------------------------------------------------------------------------------------------
Honda Auto Receivables Owner Trust, Automobile Receivable Obligations,
Series 2005-2, Cl. A4, 4.15%, 10/15/10                                                 60,000          59,822
--------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust 2006-WMC1,
Mtg. Asset-Backed Certificates, Series 2006-WMC1, Cl. A2B, 5.005%, 1/25/37 1          106,918         105,565
--------------------------------------------------------------------------------------------------------------
Option One Mortgage Loan Trust, Asset-Backed Certificates,
Series 2006-2, Cl. 2A2, 4.965%, 7/1/36 1                                              130,000         126,589
--------------------------------------------------------------------------------------------------------------
Structured Asset Investment Loan Trust, Mtg. Pass-Through Certificates,
Series 2006-BNC3, Cl. A2, 4.905%, 9/25/36 1                                            54,182          52,940
                                                                                                --------------
Total Asset-Backed Securities (Cost $1,067,551)                                                     1,062,489

--------------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS--76.5%
--------------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY--51.1%
--------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED--51.1%
Federal Home Loan Mortgage Corp., Gtd. Real Estate Mtg.
Investment Conduit Multiclass Pass-Through Certificates:
Series 2351, Cl. PZ, 6.50%, 8/15/31                                                   542,756         561,981
Series 2538, Cl. F, 5.628%, 12/15/32 1                                                188,142         189,500
Series 2592, Cl. F, 5.778%, 12/15/32 1                                                219,048         221,365
Series 2691, Cl. MG, 4.50%, 10/15/33                                                  310,000         282,914
Series 2750, Cl. XG, 5%, 2/1/34                                                       200,000         187,235
Series 2754, Cl. PE, 5%, 2/15/34                                                      276,000         260,737
Series 2844, Cl. PE, 6.50%, 6/15/34                                                   211,000         198,419
Series 2890, Cl. PE, 5%, 11/1/34                                                      200,000         189,410
Series 2936, Cl. PE, 5%, 2/1/35                                                       262,000         246,853
--------------------------------------------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., Interest-Only Stripped
Mtg.-Backed Security, Series 2989, Cl. TS, 7.582%, 6/15/25 3                          915,264          72,706
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn.:
4.50%, 11/25/19                                                                       770,474         758,027
4.50%, 5/25/19 4                                                                      776,170         763,631
5%, 3/25/18-9/25/33                                                                 1,854,787       1,847,437
5%, 1/1/22 5                                                                          260,000         260,284
5%, 11/25/33 6                                                                      1,027,599       1,004,335
5.50%, 11/25/32-5/25/34                                                             2,936,505       2,940,321
5.50%, 1/1/22 5                                                                       200,000         202,594
6%, 12/25/33                                                                        1,037,049       1,055,350
6%, 1/1/22 5                                                                          460,000         470,709


                       11 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL
                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
FHLMC/FNMA/SPONSORED Continued
Federal National Mortgage Assn., Gtd. Real Estate Mtg.
Investment Conduit Pass-Through Certificates:
Trust 2001-74, Cl. QE, 6%, 12/25/31                                             $     484,284   $     495,760
Trust 2003-130, Cl. CS, 4.37%, 12/25/33 1                                             118,984         112,512
Trust 2005-59, Cl. NQ, 4.713%, 5/25/35 1                                              118,982         118,998
--------------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., Interest-Only
Stripped Mtg.-Backed Security:
Trust 2003-26, Cl. XS, 10.603%, 3/25/23 3                                           1,071,303         112,186
Trust 2003-52, Cl. NS, 7.228%, 6/25/23 3                                              381,256          38,181
Trust 2006-43, Cl. SJ, 6.146%, 6/25/36 3                                              511,535          37,972
Trust 2543, Cl. UB, 9.104%, 11/15/21 3                                                631,175          51,487
Trust 342, Cl. 2, 3.515%, 9/1/33 3                                                    628,969         147,264
Trust 351, Cl. 9, 8.812%, 10/1/34 3                                                   720,103         171,527
Trust 354, Cl. 2, 5.133%, 11/1/34 3                                                   242,826          58,633
                                                                                                --------------
                                                                                                   13,058,328

--------------------------------------------------------------------------------------------------------------
NON-AGENCY--25.4%
--------------------------------------------------------------------------------------------------------------
COMMERCIAL--9.9%
Banc of America Commercial Mortgage, Inc., Commercial Mtg.
Pass-Through Certificates, Series 2005-3, Cl. A2, 4.501%, 7/10/43                      50,000          49,416
--------------------------------------------------------------------------------------------------------------
Citigroup/Deutsche Bank 2007-CD4 Commercial Mortgage Trust,
Commercial Mtg. Pass-Through Certificates:
Series 2007-CD4, Cl. A2B, 5.205%, 12/11/49                                            260,000         259,959
Series 2007-CD4, Cl. A4, 5.322%, 12/1/49                                              120,000         119,873
--------------------------------------------------------------------------------------------------------------
CitiMortgage Alternative Loan Trust 2006-A5:
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 2006-A5, Cl. 1A1, 5.265%, 10/25/36 1                                           187,464         177,830
Real Estate Mtg. Investment Conduit Pass-Through Certificates,
Series 2006-A5, Cl. 1A13, 5.315%, 10/25/36 1                                           89,657          87,664
--------------------------------------------------------------------------------------------------------------
Countrywide Asset-Backed Certificates, Inc., Home Equity
Asset-Backed Certificates, Series 2006-8, Cl. 2A1, 4.895%, 1/25/46 1                   68,636          67,770
--------------------------------------------------------------------------------------------------------------
Credit Suisse First Boston Mortgage Securities Corp.,
Commercial Mtg. Obligations, Series 2006-C1, Cl. A2, 5.512%, 2/15/39                  160,000         161,685
--------------------------------------------------------------------------------------------------------------
First Horizon Alternative Mortgage Securities Trust 2004-FA2,
Mtg. Pass-Through Certificates, Series 2004-FA2, Cl. 3A1, 6%, 1/25/35                  48,179          46,375
--------------------------------------------------------------------------------------------------------------
Greenwich Capital Commercial Funding Corp., Commercial
Mtg. Pass-Through Certificates, Series 2007-GG9, Cl. A2, 5.381%, 3/10/39              330,000         332,042
--------------------------------------------------------------------------------------------------------------
JPMorgan Chase Commercial Mortgage Securities Corp.,
Commercial Mtg. Pass-Through Certificates:
Series 2006-CB14, Cl. A4, 5.481%, 12/12/44                                            360,000         364,796
Series 2007-LD12, Cl. A2, 5.827%, 2/15/51                                             250,000         255,333
Series 2007-LDPX, Cl. A2S, 5.305%, 1/15/49                                            140,000         140,204
--------------------------------------------------------------------------------------------------------------
LB-UBS Commercial Mortgage Trust, Commercial
Mtg. Pass-Through Certificates:
Series 2007-C1, Cl. A2, 5.318%, 1/15/12                                                30,000          30,145
Series 2007-C1, Cl. A4, 5.424%, 2/11/40                                               100,000         100,626


                       12 | OPPENHEIMER SMA CORE BOND FUND

                                                                                    PRINCIPAL
                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
COMMERCIAL Continued
WaMu, Mtg. Pass-Through Certificates:
Series 2003-AR9, Cl. 2A, 4.047%, 9/25/33 1                                      $      87,249   $      86,749
Series 2006-AR8, Cl. 2A1, 6.133%, 8/25/36 1                                           258,721         258,674
                                                                                                --------------
                                                                                                    2,539,141

--------------------------------------------------------------------------------------------------------------
MANUFACTURED HOUSING--1.7%
Wells Fargo Mortgage-Backed Securities 2006-AR12 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR12, Cl. 2A1, 6.102%, 9/25/36 1          205,783         206,238
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2, Cl. 2A5, 5.10%, 3/25/36 1            232,572         230,847
                                                                                                --------------
                                                                                                      437,085

--------------------------------------------------------------------------------------------------------------
MULTIFAMILY--9.5%
Banc of America Mortgage Securities, Inc., CMO Pass-Through Certificates:
Series 2003-E, Cl. 2A2, 4.35%, 6/25/33 1                                              140,145         139,638
Series 2005-F, Cl. 2A3, 4.716%, 7/25/35 1                                             166,345         165,057
--------------------------------------------------------------------------------------------------------------
Bear Stearns ARM Trust 2006-4, Mtg. Pass-Through Certificates,
Series 2006-4, Cl. 2A1, 5.802%, 10/25/36 1                                             91,469          92,172
--------------------------------------------------------------------------------------------------------------
Citigroup Mortgage Loan Trust, Inc. 2006-AR5,
Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 1A3A, 5.894%, 7/25/36 1           71,312          71,946
--------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO:
Series 2004-28CB, Cl. 2A4, 5.75%, 1/25/35                                             140,000         133,826
Series 2008-85CB, Cl. 2A3, 5.50%, 2/25/36                                             110,000         104,486
--------------------------------------------------------------------------------------------------------------
Countrywide Home Loans Servicing LP, Mtg. Pass-Through Certificates:
Series 2003-46, Cl. 1A2, 4.122%, 1/19/34 1                                            120,790         122,269
Series 2005-HYB1, Cl. 5A1, 4.995%, 3/25/35 1                                          158,519         154,903
Series 2007-HY1, Cl. 1A1, 5.695%, 4/25/37 1                                           172,695         173,444
--------------------------------------------------------------------------------------------------------------
GMAC Mortgage Corp. Loan Trust, Mtg. Pass-Through Certificates:
Series 2004-J4, Cl. A7, 5.50%, 9/25/34                                                100,000          95,716
Series 2005-AR4, Cl. 2A1, 5.292%, 7/19/35 1                                           185,590         186,232
--------------------------------------------------------------------------------------------------------------
GSR Mortgage Loan Trust 2005-AR7, Mtg. Pass-Through Certificates,
Series 2005-AR7, Cl. 3A1, 5.152%, 11/25/35 1                                          275,001         274,783
--------------------------------------------------------------------------------------------------------------
Merrill Lynch Mortgage Investors Trust 2007-2, Mtg. Pass-Through
Certificates, Series 2007-2, Cl. 2A1, 6.007%, 6/25/37 1                               226,205         227,460
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-AA Trust,
Mtg. Pass-Through Certificates, Series 2004-AA, Cl. 2A, 4.993%, 12/25/34 1             53,027          52,286
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2004-S Trust,
Mtg. Pass-Through Certificates, Series 2004-S, Cl. A1, 3.54%, 9/25/34 1                43,669          43,004
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2005-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR2, Cl. 2A2, 4.547%, 3/25/35 1            33,033          32,769


                       13 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

                                                                                    PRINCIPAL
                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
MULTIFAMILY Continued
Wells Fargo Mortgage-Backed Securities 2005-AR4 Trust,
Mtg. Pass-Through Certificates, Series 2005-AR4, Cl. 2A2, 4.524%, 4/25/35 1     $      53,734   $      53,301
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR10 Trust,
Mtg. Pass-Through Certificates:
Series 2006-AR10, Cl. 2A1, 5.646%, 7/25/36 1                                           83,920          84,549
Series 2006-AR10, Cl. 4A1, 5.56%, 7/25/36 1                                           114,216         114,860
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR2 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR2. Cl. 2A6, 5.10%, 3/25/36 1             48,118          47,761
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR6 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR6, Cl. 3A1, 5.093%, 3/25/36 1            48,954          48,746
                                                                                                --------------
                                                                                                    2,419,208

--------------------------------------------------------------------------------------------------------------
RESIDENTIAL--4.3%
Chase Mortgage Finance Trust Series 2005-S1, Multiclass Mtg.
Pass-Through Certificates, Series 2005-S1, Cl. 1A5, 5.50%, 5/25/35                     60,000          58,996
--------------------------------------------------------------------------------------------------------------
Countrywide Alternative Loan Trust, CMO,
Series 2005-18CB, Cl. A8, 5.50%, 5/25/36                                              140,000         135,111
--------------------------------------------------------------------------------------------------------------
Morgan Stanley Mortgage Loan Trust 2006-AR,
Mtg. Pass-Through Certificates, Series 2006-AR, Cl. 5A3, 5.427%, 6/25/36 1             70,000          70,323
--------------------------------------------------------------------------------------------------------------
STARM Mortgage Loan Trust 2007-S1, Mtg. Pass-Through Certificates,
Series 2007-S1, Cl. 3A1, 5.004%, 8/1/22 1                                             260,391         256,851
--------------------------------------------------------------------------------------------------------------
WaMu, Mtg. Pass-Through Certificates:
Series 2006-AR12, Cl. 2A1, 5.75%, 10/25/36 1                                          251,176         249,655
Series 2007-HY6, Cl. 2A1, 5.702%, 6/25/37 1                                           163,253         161,205
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2006-AR5 Trust,
Mtg. Pass-Through Certificates, Series 2006-AR5, Cl. 2A2, 5.535%, 4/1/36 1            100,162          91,039
--------------------------------------------------------------------------------------------------------------
Wells Fargo Mortgage-Backed Securities 2003-6 Trust,
Mtg. Pass-Through Certificates, Series 2003-6, Cl. 1A1, 5%, 6/25/18                    90,948          90,487
                                                                                                --------------
                                                                                                    1,113,667
                                                                                                --------------
Total Mortgage-Backed Obligations (Cost $19,165,166)                                               19,567,429

--------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT OBLIGATIONS--0.3%
--------------------------------------------------------------------------------------------------------------
U.S. Treasury Nts., 4.25%, 9/30/12 (Cost $84,592)                                      85,000          88,008

--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES--14.3%
--------------------------------------------------------------------------------------------------------------
Albertson's, Inc., 8% Sr. Unsec. Debs., 5/1/31                                        100,000         101,947
--------------------------------------------------------------------------------------------------------------
Barclays Bank plc, 6.278% Perpetual Bonds 7                                           300,000         261,564
--------------------------------------------------------------------------------------------------------------
Belo Corp., 8% Sr. Unsec. Unsub. Nts., 11/1/08                                         30,000          30,274
--------------------------------------------------------------------------------------------------------------
Buckeye Partners LP, 4.625% Sr. Nts., 7/15/13                                          50,000          48,055
--------------------------------------------------------------------------------------------------------------
Capmark Financial Group, Inc., 5.875% Nts., 5/10/12 8                                 200,000         158,456
--------------------------------------------------------------------------------------------------------------
Chancellor Media CCU, 8% Sr. Unsec. Nts., 11/1/08                                      55,000          56,859


                       14 | OPPENHEIMER SMA CORE BOND FUND

                                                                                    PRINCIPAL
                                                                                       AMOUNT           VALUE
--------------------------------------------------------------------------------------------------------------
CORPORATE BONDS AND NOTES Continued
--------------------------------------------------------------------------------------------------------------
Citigroup, Inc., 8.30% Jr. Sub. Bonds, 12/21/57 1                               $      45,000   $      47,122
--------------------------------------------------------------------------------------------------------------
Clear Channel Communications, Inc., 6.25% Nts., 3/15/11                                80,000          72,451
--------------------------------------------------------------------------------------------------------------
Cox Enterprises, Inc., 4.375% Nts., 5/1/08 8                                          120,000         119,624
--------------------------------------------------------------------------------------------------------------
CSC Holdings, Inc., 7.25% Sr. Unsec. Nts., 7/15/08                                    100,000         100,375
--------------------------------------------------------------------------------------------------------------
Dillard's, Inc., 6.625% Unsec. Nts., 11/15/08 2                                        80,000          79,900
--------------------------------------------------------------------------------------------------------------
Eastman Kodak Co., 3.625% Nts., Series A, 5/15/08                                      58,000          57,420
--------------------------------------------------------------------------------------------------------------
Ford Motor Credit Co., 9.75% Sr. Unsec. Nts., 9/15/10                                 220,000         210,045
--------------------------------------------------------------------------------------------------------------
General Motors Acceptance Corp., 8% Bonds, 11/1/31                                     90,000          75,678
--------------------------------------------------------------------------------------------------------------
Goldman Sachs Capital, Inc. (The), 6.345% Sub. Bonds, 2/15/34                         215,000         194,755
--------------------------------------------------------------------------------------------------------------
HBOS plc, 6.413% Sub. Perpetual Bonds, Series A 7,8                                   400,000         326,393
--------------------------------------------------------------------------------------------------------------
HSBC Finance Capital Trust IX, 5.911% Nts., 11/30/35 1                                300,000         278,010
--------------------------------------------------------------------------------------------------------------
Liberty Media LLC, 7.75% Sr. Nts., 7/15/09                                            150,000         153,856
--------------------------------------------------------------------------------------------------------------
MetLife, Inc., 6.40% Jr. Unsec. Sub. Bonds, 12/15/66 1                                210,000         193,064
--------------------------------------------------------------------------------------------------------------
MGM Mirage, Inc., 6% Sr. Sec. Nts., 10/1/09                                           155,000         155,000
--------------------------------------------------------------------------------------------------------------
Monongahela Power Co., 7.36% Unsec. Nts., Series A, 1/15/10                            50,000          52,713
--------------------------------------------------------------------------------------------------------------
Popular North America, Inc.:
3.875% Sr. Bonds, Series E, 10/1/08                                                    90,000          89,154
4.70% Nts., 6/30/09                                                                    60,000          59,430
--------------------------------------------------------------------------------------------------------------
Prudential Holdings LLC, 8.695% Bonds, Series C, 12/18/23 8                           100,000         120,063
--------------------------------------------------------------------------------------------------------------
Prudential Insurance Co. of America, 8.30% Nts., 7/1/25 8                             150,000         177,321
--------------------------------------------------------------------------------------------------------------
SLM Corp.:
3.95% Nts., Series A, 8/15/08                                                          10,000           9,760
4% Nts., 1/15/09                                                                      105,000         101,178
--------------------------------------------------------------------------------------------------------------
TEPPCO Partners LP, 6.125% Nts., 2/1/13                                                30,000          31,285
--------------------------------------------------------------------------------------------------------------
Tribune Co., 5.50% Nts., Series E, 10/6/08 2                                          150,000         141,938
--------------------------------------------------------------------------------------------------------------
Valero Logistics Operations LP, 6.05% Nts., 3/15/13                                   120,000         122,798
--------------------------------------------------------------------------------------------------------------
Westar Energy, Inc., 7.125% Sr. Unsec. Nts., 8/1/09                                    25,000          25,809
                                                                                                --------------
Total Corporate Bonds and Notes (Cost $3,698,504)                                                   3,652,297

                                                                                       SHARES
--------------------------------------------------------------------------------------------------------------
INVESTMENT COMPANY--8.2%
--------------------------------------------------------------------------------------------------------------
Oppenheimer Institutional Money Market Fund,
Cl. E, 5.03% 9,10 (Cost $2,086,864)                                                 2,086,864       2,086,864

--------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS, AT VALUE (COST $26,102,677)                                          103.5%     26,457,087
--------------------------------------------------------------------------------------------------------------
LIABILITIES IN EXCESS OF OTHER ASSETS                                                    (3.5)       (892,432)
                                                                                ------------------------------
NET ASSETS                                                                              100.0%  $  25,564,655
                                                                                ==============================

INDUSTRY CLASSIFICATIONS ARE UNAUDITED.


                       15 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

FOOTNOTES TO STATEMENT OF INVESTMENTS

1. Represents the current interest rate for a variable or increasing rate security.

2. Illiquid security. The aggregate value of illiquid securities as of December 31, 2007 was $480,699, which represents 1.88% of the Fund's net assets. See Note 7 of accompanying Notes.

3. Interest-Only Strips represent the right to receive the monthly interest payments on an underlying pool of mortgage loans. These securities typically decline in price as interest rates decline. Most other fixed income securities increase in price when interest rates decline. The principal amount of the underlying pool represents the notional amount on which current interest is calculated. The price of these securities is typically more sensitive to changes in prepayment rates than traditional mortgage-backed securities (for example, GNMA pass-throughs). Interest rates disclosed represent current yields based upon the current cost basis and estimated timing and amount of future cash flows. These securities amount to $689,956 or 2.70% of the Fund's net assets as of December 31, 2007.

4. All or a portion of the security was segregated by the Fund in the amount of $643,000, which represented 100.11% of the market value of securities sold short. See Note 1 of accompanying Notes.

5. When-issued security or delayed delivery to be delivered and settled after December 31, 2007. See Note 1 of accompanying Notes.

6. All or a portion of the security is held in collateralized accounts to cover initial margin requirements on open futures contracts. The aggregate market value of such securities is $99,469. See Note 5 of accompanying Notes.

7. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest. Rate reported represents the current interest rate for this variable rate security.

8. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $901,857 or 3.53% of the Fund's net assets as of December 31, 2007.

9. Rate shown is the 7-day yield as of December 31, 2007.

10. Is or was an affiliate, as defined in the Investment Company Act of 1940, at or during the period ended December 31, 2007, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the period in which the issuer was an affiliate are as follows:

                                                   SHARES         GROSS         GROSS              SHARES
                                            JULY 23, 2007     ADDITIONS    REDUCTIONS   DECEMBER 31, 2007
---------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                               --    31,366,171    29,279,307           2,086,864

                                                                                                 DIVIDEND
                                                                                VALUE              INCOME
---------------------------------------------------------------------------------------------------------
Oppenheimer Institutional
Money Market Fund, Cl. E                                                  $ 2,086,864   $         164,577

                                                                            PRINCIPAL
                                                                               AMOUNT
                                                                           SOLD SHORT               VALUE
---------------------------------------------------------------------------------------------------------
MORTGAGE-BACKED OBLIGATIONS SOLD SHORT--(2.5)%
---------------------------------------------------------------------------------------------------------
Federal National Mortgage Assn., 5.50%, 1/1/37 (Proceeds $639,966)        $  (643,000)  $        (642,297)


                       16 | OPPENHEIMER SMA CORE BOND FUND

---------------------------------------------------------------------------------------------
FUTURE CONTRACTS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
---------------------------------------------------------------------------------------------

                                                                                  UNREALIZED
                                        NUMBER OF   EXPIRATION                  APPRECIATION
CONTRACT DESCRIPTION         BUY/SELL   CONTRACTS         DATE        VALUE   (DEPRECIATION)
---------------------------------------------------------------------------------------------
U.S. Long Bonds                   Buy          22      3/19/08   $2,560,250      $   (17,101)
U.S. Treasury Nts., 2 yr.        Sell           8      3/31/08    1,682,000           (2,099)
U.S. Treasury Nts., 5 yr.        Sell          11      3/31/08    1,213,094           (3,266)
U.S. Treasury Nts., 10 yr.        Buy           2      3/19/08      226,781              638
                                                                                 ------------
                                                                                 $   (21,828)
                                                                                 ============

------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
------------------------------------------------------------------------------------------------------------------------------

                                                      BUY/SELL   NOTIONAL         PAY/                    PREMIUM
SWAP                 REFERENCE                          CREDIT     AMOUNT      RECEIVE   TERMINATION        PAID/
COUNTERPARTY         ENTITY                         PROTECTION     (000S)   FIXED RATE          DATE   (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                     CDX.NA.IG.9 Index                    Sell       $475        0.600%     12/20/12    $  (2,968)  $  (3,491)
                     CDX.NA.IG.9 Index                    Sell        240        0.600      12/20/12       (1,807)     (1,764)
                     Dillard's, Inc.                      Sell         45        1.900      12/20/08           --        (297)
                     iStar Financial, Inc.                Sell         70        4.400      12/20/12           --       1,212
                     Merrill Lynch & Co., Inc.            Sell        255        0.680       9/20/08           --      (2,170)
                     Six Flags, Inc.                      Sell         65        8.250      12/20/08           --        (916)
------------------------------------------------------------------------------------------------------------------------------
Credit Suisse International:
                     ArvinMeritor, Inc.                   Sell        105        2.750       9/20/08           --        (375)
                     Beazer Homes USA, Inc.               Sell        105        7.000       6/20/08           --      (3,700)
                     Intelsat Ltd.                        Sell         65        3.450       9/20/08           --        (358)
                     Pulte Homes, Inc.                    Sell        150        3.450       9/20/09           --      (1,666)
                     Quebecor World, Inc.                 Sell        100        2.600       9/20/08           --      (8,998)
                     Saks, Inc.                           Sell        105        2.000       9/20/08           --        (323)
                     The Goodyear Tire &
                     Rubber Co.                           Sell        100        1.550       9/20/08           --         218
                     TXU Corp.                            Sell         20        5.910      12/20/12           --         579
                     TXU Corp.                            Sell         20        6.050      12/20/12           --         687
                     TXU Corp.                            Sell         25        6.000      12/20/12           --         723
                     Vale Overseas Ltd.                   Sell        125        1.270       8/20/17           --        (560)
------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                     ABX.HE.AA.06-2 Index                 Sell         30        0.170       5/25/46       (3,600)    (11,435)
                     Capital One Bank                      Buy         40        1.800      12/20/12           --         513
                     Capital One Bank                      Buy         75        1.700      12/20/12           --       1,325
                     CDX.NA.IG.9 Index                    Sell        955        0.600      12/20/12       (5,755)     (7,201)
                     CDX.NA.IG.9 Index                    Sell        475        0.600      12/20/12       (2,707)     (3,581)
                     CDX.NA.HY.8 Index                    Sell         55        2.750       6/20/12       (4,774)     (2,731)


                       17 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
CREDIT DEFAULT SWAPS: Continued
------------------------------------------------------------------------------------------------------------------------------

                                                      BUY/SELL   NOTIONAL         PAY/                    PREMIUM
SWAP                 REFERENCE                          CREDIT     AMOUNT      RECEIVE   TERMINATION        PAID/
COUNTERPARTY         ENTITY                         PROTECTION     (000S)   FIXED RATE          DATE   (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------
Deutsche Bank AG: Continued
                     CDX.NA.HY.8 Index                    Sell       $ 55        2.750%      6/20/12    $  (3,330)  $  (2,731)
                     CDX.NA.HY.8 Index                    Sell         20        2.750       6/20/12       (2,414)       (993)
                     CDX.NA.HY.8 Index                    Sell         55        2.750       6/20/12       (3,786)     (2,731)
                     Centex Corp.                         Sell        100        1.550       9/20/09           --      (4,521)
                     Citigroup, Inc.                      Sell        150        1.200       9/20/08           --      (3,888)
                     Countrywide Home
                     Loans, Inc.                          Sell         65        3.250       9/20/08           --      (8,426)
                     CVRD Inco Ltd.                        Buy        125        0.660       9/20/17           --        (789)
                     Georgia-Pacific Corp.                Sell        100        1.750       9/20/08           --         633
                     Intelsat Ltd.                        Sell         25        2.850       9/20/08           --        (154)
                     iStar Financial, Inc.                Sell        120        2.925      12/20/08           --      (2,289)
                     iStar Financial, Inc.                Sell         70        3.000      12/20/08           --      (1,285)
                     iStar Financial, Inc.                Sell         10        4.320      12/20/12           --         112
                     Lehman Brothers
                     Holdings, Inc.                       Sell        130        1.410       9/20/08           --          23
                     MBIA, Inc.                           Sell        125        1.300       9/20/08           --      (6,966)
                     Merrill Lynch & Co., Inc.            Sell        125        1.850       6/20/08           --         403
                     Owens-Illinois, Inc.                 Sell         55        1.250       9/20/08           --         122
                     Standard Pacific Corp.               Sell        105        6.400       9/20/08           --      (6,035)
                     The Bear Stearns Cos., Inc.          Sell        255        2.350       9/20/08           --         525
                     TXU Corp.                            Sell        190        2.550       9/20/08           --        (313)
                     Washington Mutual, Inc.              Sell         15        4.500      12/20/08           --         (80)
                     Washington Mutual, Inc.              Sell         80        4.500      12/20/08           --        (427)
------------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Special Financing, Inc.:
                     Capital One Bank                      Buy         45        1.800      12/20/12           --         722
                     Dole Food Co., Inc.                  Sell        100        3.450       9/20/08           --        (316)
                     D.R. Horton, Inc.                    Sell        190        4.200      12/20/08           --         (92)
                     General Mills, Inc.                  Sell        190        0.400      12/20/12           --         (83)
                     K. Hovnanian
                     Enterprises, Inc.                    Sell        100        7.500       9/20/08           --      (9,867)
                     Levi Strauss & Co.                   Sell        100        1.600       9/20/08           --        (430)
                     Morgan Stanley                       Sell        255        0.640       9/20/08           --      (1,085)
                     Residential Capital LLC              Sell         60        5.000       6/20/08       (7,800)     (6,567)
                     Rite Aid Corp.                       Sell        100        3.250       9/20/08           --      (1,336)
                     Saks, Inc.                           Sell        100        1.700       9/20/08           --        (406)
                     Tenet Healthcare Corp.               Sell        100        4.900       3/20/09           --       1,801
                     Toys "R" Us, Inc.                    Sell        100        3.250       9/20/08           --        (742)
                     Univision
                     Communications, Inc.                 Sell         15        3.000      12/20/08           --         (93)
                     Univision
                     Communications, Inc.                 Sell        140        3.000      12/20/08           --        (529)
                     Washington Mutual, Inc.              Sell         35        4.400      12/20/08           --        (319)


                       18 | OPPENHEIMER SMA CORE BOND FUND

                                                      BUY/SELL   NOTIONAL         PAY/                    PREMIUM
SWAP                 REFERENCE                          CREDIT     AMOUNT      RECEIVE   TERMINATION        PAID/
COUNTERPARTY         ENTITY                         PROTECTION     (000S)   FIXED RATE          DATE   (RECEIVED)       VALUE
------------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Capital Services, Inc.:
                     ABX.HE.AA.06-2 Index                 Sell       $ 40        0.170%      5/25/46    $  (4,000)  $ (15,004)
                     CDX.NA.IG.9 Index                    Sell        295        0.600      12/20/12       (2,336)     (2,234)
                     Countrywide Home
                     Loans, Inc.                          Sell        315        0.750       9/20/08           --     (41,570)
                     First Data Corp.                     Sell        105        3.600       9/20/08           --       1,019
                     Ford Motor Co.                       Sell        190        6.050      12/20/17           --     (16,107)
                     General Motors Corp.                 Sell        130        5.050      12/20/17           --     (15,044)
                     Harrah's Operating Co., Inc.         Sell        190        2.200       9/20/08           --      (1,045)
                     J.C. Penney Co., Inc.                Sell         70        1.300      12/20/17           --      (2,765)
                     J.C. Penney Co., Inc.                Sell         60        1.070      12/20/17           --      (3,370)
                     Kohl's Corp.                          Buy        105        0.870      12/20/17           --       1,757
                     Kohl's Corp.                          Buy         90        0.660      12/20/17           --       2,947
                     Lehman Brothers
                     Holdings, Inc.                       Sell        125        0.700       9/20/10           --      (2,102)
                     Lennar Corp.                         Sell        190        2.900      12/20/08           --      (7,233)
                     Residential Capital LLC              Sell         15        5.000       6/20/08       (2,025)     (1,804)
                     Residential Capital LLC              Sell         15        5.000       6/20/08       (2,175)     (1,804)
                     Residential Capital LLC              Sell         35        5.000       6/20/08       (5,075)     (4,210)
                     Residential Capital LLC              Sell        150        6.120       9/20/08           --     (24,528)
                     Sara Lee Corp.                        Buy        190        0.418       9/20/12           --        (893)
                                                                                                        ----------------------
                                                                                                        $ (54,552)  $(237,451)
                                                                                                        ======================

-------------------------------------------------------------------------------------------
INTEREST RATE SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
-------------------------------------------------------------------------------------------

SWAP                          NOTIONAL     PAID BY   RECEIVED BY   TERMINATION
COUNTERPARTY                    AMOUNT    THE FUND      THE FUND          DATE       VALUE
-------------------------------------------------------------------------------------------
                                            Three-
                                         Month USD
Credit Suisse International   $280,000   BBA LIBOR         5.428%       8/7/17    $ 19,288
-------------------------------------------------------------------------------------------
                                            Three-
                                         Month USD
Deutsche Bank AG               230,000   BBA LIBOR         5.445        8/8/17      17,564
                                                                                  ---------
                                                                                  $ 36,852
                                                                                  =========

Index abbreviation is as follows:

BBA LIBOR      British Bankers' Association London-Interbank Offered Rate


                       19 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF INVESTMENTS  Continued
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------
TOTAL RETURN SWAPS AS OF DECEMBER 31, 2007 ARE AS FOLLOWS:
---------------------------------------------------------------------------------------------------------------

SWAP                          NOTIONAL                 PAID BY             RECEIVED BY   TERMINATION
COUNTERPARTY                    AMOUNT                THE FUND                THE FUND          DATE     VALUE
---------------------------------------------------------------------------------------------------------------
Barclays Bank plc:
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.             Index minus
                              $400,000     CMBS AAA 8.5+ Index         20 basis points        6/1/08   $ 6,713
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.             Index minus
                               100,000     CMBS AAA 8.5+ Index         25 basis points        5/1/08     1,674
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.              Index plus
                               870,000     CMBS AAA 8.5+ Index         55 basis points        5/1/08    17,436
---------------------------------------------------------------------------------------------------------------
Deutsche Bank AG:
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.             Index minus
                               270,000     CMBS AAA 8.5+ Index         45 basis points        2/1/08     4,709
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.              Index plus
                               790,000     CMBS AAA 8.5+ Index         60 basis points        2/1/08    14,468
                                                                      If positive, the
                                                                   Total Return of the
                                              If negative, the    Lehman Brothers U.S.
                                         absolute value of the           CMBS AAA 8.5+
                                          Lehman Brothers U.S.              Index plus
                                60,000     CMBS AAA 8.5+ Index         25 basis points        2/1/08     1,081


                       20 | OPPENHEIMER SMA CORE BOND FUND

SWAP                          NOTIONAL                 PAID BY            RECEIVED BY    TERMINATION
COUNTERPARTY                    AMOUNT                THE FUND               THE FUND           DATE     VALUE
---------------------------------------------------------------------------------------------------------------

                                              If negative, the        If positive, the
                                         absolute value of the     Total Return of the
Lehman Brothers                           Lehman Brothers U.S.    Lehman Brothers U.S.
Special Financing, Inc.       $340,000     CMBS AAA 8.5+ Index     CMBS AAA 8.5+ Index        2/1/08   $ 6,004
---------------------------------------------------------------------------------------------------------------
Morgan Stanley
Capital Services, Inc.:
                                                                      If positive, the
                                              If negative, the     Total Return of the
                                         absolute value of the    Lehman Brothers U.S.
                                          Lehman Brothers U.S.     CMBS AAA 8.5+ Index
                               800,000     CMBS AAA 8.5+ Index   minus 40 basis points        6/1/08    12,232
                                                                      If positive, the
                                              If negative, the     Total Return of the
                                         absolute value of the    Lehman Brothers U.S.
                                          Lehman Brothers U.S.     CMBS AAA 8.5+ Index
                               400,000     CMBS AAA 8.5+ Index    plus 90 basis points        6/1/08     6,460
                                                                      If positive, the
                                              If negative, the     Total Return of the
                                         absolute value of the    Lehman Brothers U.S.
                                          Lehman Brothers U.S.     CMBS AAA 8.5+ Index
                               648,000     CMBS AAA 8.5+ Index    plus 65 basis points       1/31/08    10,363
                                                                      If positive, the
                                              If negative, the     Total Return of the
                                         absolute value of the    Lehman Brothers U.S.
                                          Lehman Brothers U.S.     CMBS AAA 8.5+ Index
                               500,000     CMBS AAA 8.5+ Index   plus 110 basis points       1/31/08     8,144
                                                                                                       --------
                                                                                                       $89,284
                                                                                                       ========

Index abbreviation is as follows:

CMBS      Commercial Mortgage Backed Securities

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       21 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2007
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------
ASSETS
---------------------------------------------------------------------------------------------------------
Investments, at value--see accompanying statement of investments:
Unaffiliated companies (cost $24,015,813)                                                    $24,370,223
Affiliated companies (cost $2,086,864)                                                         2,086,864
                                                                                             ------------
                                                                                              26,457,087
---------------------------------------------------------------------------------------------------------
Cash                                                                                              29,985
---------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $35,522)                                                      113,888
---------------------------------------------------------------------------------------------------------
Receivables and other assets:
Investments sold                                                                                 639,966
Interest and dividends                                                                           157,169
Futures margins                                                                                    9,985
Other                                                                                              1,123
                                                                                             ------------
Total assets                                                                                  27,409,203

---------------------------------------------------------------------------------------------------------
LIABILITIES
---------------------------------------------------------------------------------------------------------
Short positions, at value (proceeds of $639,966)--see accompanying statement of investments      642,297
---------------------------------------------------------------------------------------------------------
Swaps, at value (premiums received $19,030)                                                      225,203
---------------------------------------------------------------------------------------------------------
Payables and other liabilities:
Investments purchased on a when-issued or delayed delivery basis                                 930,049
Shareholder communications                                                                           826
Shares of beneficial interest redeemed                                                               295
Trustees' compensation                                                                               159
Other                                                                                             45,719
                                                                                             ------------
Total liabilities                                                                              1,844,548

---------------------------------------------------------------------------------------------------------
NET ASSETS                                                                                   $25,564,655
                                                                                             ============

---------------------------------------------------------------------------------------------------------
COMPOSITION OF NET ASSETS
---------------------------------------------------------------------------------------------------------
Par value of shares of beneficial interest                                                   $     2,514
---------------------------------------------------------------------------------------------------------
Additional paid-in capital                                                                    25,134,989
---------------------------------------------------------------------------------------------------------
Accumulated net investment gain                                                                   93,035
---------------------------------------------------------------------------------------------------------
Accumulated net realized gain on investments                                                      60,629
---------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                       273,488
                                                                                             ------------
NET ASSETS--applicable to 2,513,728 shares of beneficial interest outstanding                $25,564,655
                                                                                             ============

---------------------------------------------------------------------------------------------------------
NET ASSET VALUE, REDEMPTION PRICE PER SHARE AND OFFERING PRICE PER SHARE                     $     10.17

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       22 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF OPERATIONS  For the Period Ended December 31, 2007 1
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
INVESTMENT INCOME
--------------------------------------------------------------------------------
Interest                                                            $   477,391
--------------------------------------------------------------------------------
Dividends from affiliated companies                                     164,577
--------------------------------------------------------------------------------
Fee income                                                                  149
                                                                    ------------
Total investment income                                                 642,117

--------------------------------------------------------------------------------
EXPENSES
--------------------------------------------------------------------------------
Management fees                                                          39,361
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              41,250
--------------------------------------------------------------------------------
Shareholder communications                                                2,377
--------------------------------------------------------------------------------
Trustees' compensation                                                      267
--------------------------------------------------------------------------------
Custodian fees and expenses                                                  36
--------------------------------------------------------------------------------
Other                                                                     2,108
                                                                    ------------
Total expenses                                                           85,399
Less waivers and reimbursements of expenses                             (85,132)
                                                                    ------------
Net expenses                                                                267

--------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                   641,850

--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN
--------------------------------------------------------------------------------
Net realized gain (loss) on:
Investments from unaffiliated companies                                 137,781
Closing and expiration of futures contracts                             220,832
Short positions                                                          (2,285)
Swap contracts                                                         (122,168)
                                                                    ------------
Net realized gain                                                       234,160
--------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on:
Investments                                                             354,410
Futures contracts                                                       (21,828)
Short positions                                                          (2,331)
Swap contracts                                                          (56,763)
                                                                    ------------
Net change in unrealized appreciation                                   273,488

--------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $ 1,149,498
                                                                    ============

1. For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       23 | OPPENHEIMER SMA CORE BOND FUND

STATEMENT OF CHANGES IN NET ASSETS
--------------------------------------------------------------------------------

PERIOD ENDED DECEMBER 31,                                                                                                   2007 1
----------------------------------------------------------------------------------------------------------------------------------
OPERATIONS
----------------------------------------------------------------------------------------------------------------------------------
Net investment income                                                                                               $    641,850
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain                                                                                                        234,160
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation                                                                                    273,488
                                                                                                                    --------------
Net increase in net assets resulting from operations                                                                   1,149,498

----------------------------------------------------------------------------------------------------------------------------------
DIVIDENDS AND/OR DISTRIBUTIONS TO SHAREHOLDERS
----------------------------------------------------------------------------------------------------------------------------------
Dividends from net investment income                                                                                    (642,334)
----------------------------------------------------------------------------------------------------------------------------------
Distributions from net realized gain                                                                                     (80,012)

----------------------------------------------------------------------------------------------------------------------------------
BENEFICIAL INTEREST TRANSACTIONS
----------------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from beneficial interest transactions                                            25,037,503

----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
----------------------------------------------------------------------------------------------------------------------------------
Total increase                                                                                                        25,464,655
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                                      100,000 2
                                                                                                                    --------------
End of period (including accumulated net investment gain of $93,035
for the period ended December 31, 2007)                                                                             $ 25,564,655
                                                                                                                    ==============

1. For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2. Reflects the value of the Manager's initial seed money investment on May 14, 2007.

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       24 | OPPENHEIMER SMA CORE BOND FUND

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

PERIOD ENDED DECEMBER 31,                                              2007 1
--------------------------------------------------------------------------------
PER SHARE OPERATING DATA
--------------------------------------------------------------------------------
Net asset value, beginning of period                            $       10.00
--------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income 2                                                   .26
Net realized and unrealized gain (loss)                                   .20
                                                                ----------------
Total from investment operations                                          .46
--------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                     (.26)
Distributions from net realized gain                                     (.03)
                                                                ----------------
Total dividends and/or distributions to shareholders                     (.29)
--------------------------------------------------------------------------------
Net asset value, end of period                                  $       10.17
                                                                ================

--------------------------------------------------------------------------------
TOTAL RETURN, AT NET ASSET VALUE 3                                       4.61%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
RATIOS/SUPPLEMENTAL DATA
--------------------------------------------------------------------------------
Net assets, end of period (in thousands)                        $      25,565
--------------------------------------------------------------------------------
Average net assets (in thousands)                               $      25,034
--------------------------------------------------------------------------------
Ratios to average net assets: 4
Net investment income                                                    5.78%
Total expenses                                                           0.77%
Expenses after payments, waivers and/or
reimbursements and reduction to custodian expenses                       0.00% 5
--------------------------------------------------------------------------------
Portfolio turnover rate 6                                                  48%

1. For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2. Per share amounts calculated based on the average shares outstanding during the period.

3. Assumes an investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. The portfolio turnover rate excludes purchase and sale transactions of To Be Announced (TBA) mortgage related securities as follows:

                             PURCHASE TRANSACTIONS          SALE TRANSACTIONS
      -----------------------------------------------------------------------
      Period Ended December 31, 2007   $21,170,290                $20,971,756

SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS.


                       25 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES

Oppenheimer SMA Core Bond Fund (the "Fund") is a registered investment company organized as a Massachusetts Business Trust. The Fund is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. The Fund's primary objective is to seek total return by investing mainly in debt instruments. The Fund's investment adviser is OppenheimerFunds, Inc. (the "Manager"). The Fund was organized on May 14, 2007 and began operations on July 23, 2007.

      Shares of the Fund may be purchased only by or on behalf of separately managed account clients ("wrap-fee" accounts) who have retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as "OFI PI"), to manage their accounts pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor as part of a "wrap-fee" program. As of December 31, 2007, 100% of the shares were owned by the Manager and its affiliates.

      The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
SECURITIES VALUATION. The Fund calculates the net asset value of its shares as of the close of the New York Stock Exchange (the "Exchange"), normally 4:00 P.M. Eastern time, on each day the Exchange is open for trading. Securities may be valued primarily using dealer-supplied valuations or a portfolio pricing service authorized by the Board of Trustees. Securities traded on a registered U.S. securities exchange are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. Securities whose principal exchange is NASDAQ(R) are valued based on the closing price reported by NASDAQ prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing "bid" and "asked" prices, and if not, at the closing bid price. Securities traded on foreign exchanges are valued based on the last sale price on the principal exchange on which the security is traded, as identified by the portfolio pricing service, prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the official closing price on the principal exchange. Corporate, government and municipal debt instruments having a remaining maturity in excess of sixty days and all mortgage-backed securities, collateralized mortgage obligations and other asset-backed securities will be valued at the mean between the "bid" and "asked" prices. Securities for which market quotations are not readily available are valued at their fair value. Securities whose values have been materially affected by what the Manager identifies as a significant event occurring before the Fund's assets are valued but after the close of their respective exchanges will be fair valued. Fair value is determined in good faith using consistently applied procedures under the supervision of the Board of Trustees. Shares of a registered investment company that are not traded on an are valued at the acquired investment company's net asset value per share. "Money market-type" debt instruments with remaining maturities of sixty days or less are valued at cost adjusted by the amortization of discount or premium to maturity (amortized cost), which approximates market value.


                       26 | OPPENHEIMER SMA CORE BOND FUND

--------------------------------------------------------------------------------
SECURITIES ON A WHEN-ISSUED OR DELAYED DELIVERY BASIS. The Fund may purchase securities on a "when-issued" basis, and may purchase or sell securities on a "delayed delivery" basis. "When-issued" or "delayed delivery" refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund maintains internally designated assets with a market value equal to or greater than the amount of its purchase commitments. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

As of December 31, 2007, the Fund had purchased securities issued on a when-issued or delayed delivery basis and sold securities issued on a delayed delivery basis as follows:

                                             WHEN-ISSUED OR DELAYED
                                        DELIVERY BASIS TRANSACTIONS
             ------------------------------------------------------
             Purchased securities                          $930,049

The Fund may enter into "forward roll" transactions with respect to mortgage-related securities. In this type of transaction, the Fund sells a mortgage-related security to a buyer and simultaneously agrees to repurchase a similar security (same type, coupon and maturity) at a later date at a set price. During the period between the sale and the repurchase, the Fund will not be entitled to receive interest and principal payments on the securities that have been sold. The Fund records the incremental difference between the forward purchase and sale of each forward roll as realized gain (loss) on investments or as fee income in the case of such transactions that have an associated fee in lieu of a difference in the forward purchase and sale price.

      Risks of entering into forward roll transactions include the potential inability of the counterparty to meet the terms of the agreement; the potential of the Fund to receive inferior securities at redelivery as compared to the securities sold to the counterparty; counterparty credit risk. To assure its future payment of the purchase price, the Fund maintains internally designated assets with a market value equal to or greater than the payment obligation under the roll.

--------------------------------------------------------------------------------
SECURITIES SOLD SHORT. The Fund may short sale when-issued securities for future settlement. The value of the open short position is recorded as a liability, and the Fund records an unrealized gain or loss for the value of the open short position. The Fund records a realized gain or loss when the short position is closed out.


                       27 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
1. SIGNIFICANT ACCOUNTING POLICIES Continued

INVESTMENT IN OPPENHEIMER INSTITUTIONAL MONEY MARKET FUND. The Fund is permitted to invest daily available cash balances in an affiliated money market fund. The Fund may invest the available cash in Class E shares of Oppenheimer Institutional Money Market Fund ("IMMF") to seek current income while preserving liquidity. IMMF is a registered open-end management investment company, regulated as a money market fund under the Investment Company Act of 1940, as amended. The Manager is also the investment adviser of IMMF. The Fund's investment in IMMF is included in the Statement of Investments. As a shareholder, the Fund is subject to its proportional share of IMMF's Class E expenses, including its management fee.

--------------------------------------------------------------------------------
INVESTMENTS WITH OFF-BALANCE SHEET RISK. The Fund enters into financial instrument transactions (such as swaps, futures, options and other derivatives) that may have off-balance sheet market risk. Off-balance sheet market risk exists when the maximum potential loss on a particular financial instrument is greater than the value of such financial instrument, as reflected in the Fund's Statement of Assets and Liabilities.

--------------------------------------------------------------------------------
ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
FEDERAL TAXES. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income, including any net realized gain on investments not offset by capital loss carryforwards, if any, to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund's tax return filings remain open for the three preceding fiscal reporting period ends.

The tax components of capital shown in the table below represent distribution requirements the Fund must satisfy under the income tax regulations, losses the Fund may be able to offset against income and gains realized in future years and unrealized appreciation or depreciation of securities and other investments for federal income tax purposes.

                                                            NET UNREALIZED
                                                              APPRECIATION
                                                          BASED ON COST OF
                                                            SECURITIES AND
      UNDISTRIBUTED    UNDISTRIBUTED    ACCUMULATED      OTHER INVESTMENTS
      NET INVESTMENT       LONG-TERM           LOSS     FOR FEDERAL INCOME
      INCOME                    GAIN   CARRYFORWARD 1         TAX PURPOSES
      --------------------------------------------------------------------
      $778                   $41,440         $3,417               $388,376

1. The Fund had $3,417 of straddle losses which were deferred.


                       28 | OPPENHEIMER SMA CORE BOND FUND

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

Accordingly, the following amounts have been reclassified for December 31, 2007. Net assets of the Fund were unaffected by the reclassifications.

                                                         REDUCTION
                               REDUCTION        TO ACCUMULATED NET
                      TO ACCUMULATED NET             REALIZED GAIN
                         INVESTMENT LOSS            ON INVESTMENTS
                      --------------------------------------------
                                 $93,519                   $93,519

The tax character of distributions paid during the period ended December 31, 2007 was as follows:

                                                      PERIOD ENDED
                                                 DECEMBER 31, 2007
                      --------------------------------------------
                      Distributions paid from:
                      Ordinary income                    $ 642,334
                      Long-term capital gain                80,012
                                                         ---------
                      Total                              $ 722,346
                                                         =========

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes as of December 31, 2007 are noted below. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

                      Federal tax cost of securities          $ 26,102,677

                      Federal tax cost of other investments       (895,640)
                                                              ------------
                      Total federal tax cost                  $ 25,207,037
                                                              ============

                      Gross unrealized appreciation           $    605,835
                      Gross unrealized depreciation               (217,459)
                                                              ------------
                      Net unrealized appreciation             $    388,376
                                                              ============


                       29 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

1. SIGNIFICANT ACCOUNTING POLICIES Continued

TRUSTEES' COMPENSATION. The Board of Trustees has adopted a compensation deferral plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustee under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustee. The Fund purchases shares of the funds selected for deferral by the Trustee in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of "Other" within the asset section of the Statement of Assets and Liabilities. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance to the compensation deferral plan.

--------------------------------------------------------------------------------
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. generally accepted accounting principles, are recorded on the ex-dividend date. Income distributions, if any, are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually.

--------------------------------------------------------------------------------
INVESTMENT INCOME. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income is recognized on an accrual basis. Market discount and premium, which are included in interest income on the Statement of Operations, are amortized or accreted daily.

--------------------------------------------------------------------------------
CUSTODIAN FEES. "Custodian fees and expenses" in the Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 0.50%. The "Reduction to custodian expenses" line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

--------------------------------------------------------------------------------
SECURITY TRANSACTIONS. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.


                       30 | OPPENHEIMER SMA CORE BOND FUND

--------------------------------------------------------------------------------
INDEMNIFICATIONS. The Fund's organizational documents provide current and former trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

--------------------------------------------------------------------------------
OTHER. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

--------------------------------------------------------------------------------
2. SHARES OF BENEFICIAL INTEREST

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                            PERIOD ENDED DECEMBER 31, 2007 1,2
                                        SHARES          AMOUNT
---------------------------------------------------------------
Sold                                 2,503,728    $ 25,037,500
Dividends and/or
distributions reinvested                   104           1,055
Redeemed                                  (104)         (1,052)
                                     -------------------------
Net increase                         2,503,728    $ 25,037,503
                                     =========================

1. For the period from July 23, 2007 (commencement of operations) to December 31, 2007.

2. The Fund sold 10,000 shares at a value of $100,000 to the Manager upon seeding of the Fund on May 14, 2007.

--------------------------------------------------------------------------------
3. PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IMMF, for the period ended December 31, 2007, were as follows:

                                              PURCHASES           SALES
        ---------------------------------------------------------------
        Investment securities               $23,466,066    $ 6,621,120
        U.S. government and government
        agency obligations                      279,943        199,014
        To Be Announced (TBA)
        mortgage-related securities          21,170,290     20,971,756


                       31 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES

MANAGEMENT FEES. The Manager has contractually agreed to waive the entire amount of its investment advisory fee, which is 0.35%, and the Fund does not pay any other fee for the Manager's services. A portion of the "wrap-fee" that investors pay to the "wrap-fee" program sponsor may be attributed to the management of the Fund.

--------------------------------------------------------------------------------
TRANSFER AGENT FEES. OppenheimerFunds Services ("OFS"), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a per account fee. For the period ended December 31, 2007, the Fund paid no fees to OFS for services to the Fund.

--------------------------------------------------------------------------------
OFFERING AND ORGANIZATIONAL COSTS. The Manager paid all initial offering and organizational costs associated with the registration and seeding of the Fund.

--------------------------------------------------------------------------------
WAIVERS AND REIMBURSEMENTS OF EXPENSES. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a "wrap fee" to their program sponsor. During the period ended December 31, 2007, the Manager waived management fees in the amount of $39,361. During the period ended December 31, 2007, the Manager reimbursed expenses in the amount of $45,771.

      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees for all classes to 0.35% of average annual net assets. This undertaking may be amended or withdrawn at any time.

--------------------------------------------------------------------------------
5. FUTURES CONTRACTS

A futures contract is a commitment to buy or sell a specific amount of a financial instrument at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts that relate to broadly based securities indices (financial futures), debt securities (interest rate futures) and various commodities (commodity index futures). The Fund may also buy or write put or call options on these futures contracts.

      Futures contracts traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund's assets are valued.

      Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value. Subsequent payments (variation margin) are made or received by the Fund each day. The variation margin payments are equal to the daily changes in the contract value and are recorded as unrealized gains and losses.


                       32 | OPPENHEIMER SMA CORE BOND FUND

      Futures contracts are reported on a schedule following the Statement of Investments. Securities held in collateralized accounts to cover initial margin requirements on open futures contracts are noted in the Statement of Investments. Cash held by the broker to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Statement of Operations. Realized gains (losses) are reported in the Statement of Operations at the closing or expiration of futures contracts.

      Risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund's securities.

--------------------------------------------------------------------------------

6. SWAP CONTRACTS

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, or the occurrence of a credit event, over a specified period. Such contracts may include interest rate, equity, debt, index, total return, credit and currency swaps.

      Swaps are marked to market daily using primarily quotations from pricing services, counterparties and brokers. Swap contracts are reported on a schedule following the Statement of Investments. The value of the contracts is separately disclosed on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund at termination or settlement. The net change in this amount during the period is included on the Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Statement of Operations.

      Risks of entering into swap contracts include credit, market and liquidity risk. Credit risk arises from the possibility that the counterparty will default. If the counterparty defaults, the Fund's loss will consist of the net amount of contractual payments that the Fund has not yet received. Market risk is the risk that the value of the contract will depreciate due to unfavorable changes in the reference asset. If there is an illiquid market for the agreement, the Fund may be unable to close the contract prior to contract termination.

--------------------------------------------------------------------------------
CREDIT DEFAULT SWAP CONTRACTS. A credit default swap is a bilateral contract that enables an investor to buy or sell protection against a defined-issuer credit event. The Fund may enter into credit default swaps on a single security, or a basket of securities.

      In a credit default swap contract, the purchaser of the contract will pay a periodic interest fee, similar to an insurance premium, on the notional amount of the swap contract to the counterparty (the seller of the contract). If there is a credit event (for example, bankruptcy or a failure to timely pay interest or principal), the purchaser will exercise the contract and will receive a payment from the seller of the contract equal to the notional value of the credit default swap contract less the value of the underlying


                       33 | OPPENHEIMER SMA CORE BOND FUND

NOTES TO FINANCIAL STATEMENTS  Continued
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
6. SWAP CONTRACTS Continued

security. In the event that the credit default swap is exercised due to a credit event, the difference between the value of the underlying security and the notional amount is recorded as realized gain (loss) and is included on the Statement of Operations.

      Risks of credit default swaps include, but are not limited to, the cost of paying for credit protection if there are no credit events.

--------------------------------------------------------------------------------
INTEREST RATE SWAP CONTRACTS. An interest rate swap is an agreement between counter-parties to exchange periodic interest payments on the notional amount of the contract. One cash flow stream will typically be a floating rate payment based upon a specified index while the other is typically a fixed rate.

      Interest rate swap agreements include interest rate risk. There is a risk, based on movements of interest rates in the future, the payments made by the Fund under a swap agreement will be greater than the payments it received.

--------------------------------------------------------------------------------
TOTAL RETURN SWAP CONTRACTS. A total return swap is an agreement between counter-parties to exchange a set of future cash flows on the notional amount of the contract. One cash flow is typically based on a reference interest rate or index and the other on the total return of a reference asset such as a security, a basket of securities, or an index. The total return includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

--------------------------------------------------------------------------------
7. ILLIQUID SECURITIES

As of December 31, 2007, investments in securities included issues that are illiquid. Investments may be illiquid because they do not have an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. The Fund will not invest more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. Securities that are illiquid are marked with an applicable footnote on the Statement of Investments.

--------------------------------------------------------------------------------
8. RECENT ACCOUNTING PRONOUNCEMENT

In September 2006, Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 157, FAIR VALUE MEASUREMENTS. This standard establishes a single authoritative definition of fair value, sets out a framework for measuring fair value and expands disclosures about fair value measurements. SFAS No. 157 applies to fair value measurements already required or permitted by existing standards. SFAS No. 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. As of December 31, 2007, the Manager does not believe the adoption of SFAS No. 157 will materially impact the financial statement amounts; however, additional disclosures may be required about the inputs used to develop the measurements and the effect of certain of the measurements on changes in net assets for the period.


                       34 | OPPENHEIMER SMA CORE BOND FUND

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
THE BOARD OF TRUSTEES AND SHAREHOLDERS OF OPPENHEIMER SMA CORE BOND FUND:

We have audited the accompanying statement of assets and liabilities of Oppenheimer SMA Core Bond Fund, including the statement of investments, as of December 31, 2007, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period July 23, 2007 (commencement of operations) to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

      We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2007, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer SMA Core Bond Fund as of December 31, 2007, the results of its operations, the statement of changes in net assets and the financial highlights for the period July 23, 2007 (commencement of operations) to December 31, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

Denver, Colorado
February 12, 2008


                       35 | OPPENHEIMER SMA CORE BOND FUND

FEDERAL INCOME TAX INFORMATION  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
In early 2008, if applicable, shareholders of record received information regarding all dividends and distributions paid to them by the Fund during calendar year 2007. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

      Capital gain distributions of $0.0318 per share were paid to shareholders on December 28, 2007. Whether received in stock or in cash, the capital gain distribution should be treated by shareholders as a gain from the sale of the capital assets held for more than one year (long-term capital gains).

      Recent tax legislation allows a regulated investment company to designate distributions not designated as capital gain distributions, as either interest related dividends or short-term capital gain dividends, both of which are exempt from the U.S. withholding tax applicable to non U.S. taxpayers. For the fiscal year ended December 31, 2007, $451,272 or 70.26% of the ordinary distributions paid by the Fund qualifies as an interest related dividend.

      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.


                       36 | OPPENHEIMER SMA CORE BOND FUND

PORTFOLIO PROXY VOTING POLICIES AND PROCEDURES;
UPDATES TO STATEMENTS OF INVESTMENTS  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Fund has adopted Portfolio Proxy Voting Policies and Procedures under which the Fund votes proxies relating to securities ("portfolio proxies") held by the Fund. A description of the Fund's Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, (ii) on the Fund's website at www.oppenheimerfunds.com, and
(iii) on the SEC's website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund's voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.525.7048, and (ii) in the Form N-PX filing on the SEC's website at www.sec.gov.

      The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund's Form N-Q filings are available on the SEC's website at http://www.sec.gov. Those forms may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


                       37 | OPPENHEIMER SMA CORE BOND FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
The Investment Company Act of 1940, as amended, requires that a fund's Board of Directors or Trustees, including a majority of the independent Board members, request and evaluate, and that its Manager provide, such information as may be reasonably necessary to evaluate the terms of the fund's investment advisory agreement.

      In approving the Fund's initial investment advisory agreement (the "Agreement"), the Board of Trustees (the "Board") considered information provided by the Manager on the following factors: (i) the nature, quality and extent of the Manager's services to be provided, (ii) the fees and expenses of the Fund, including estimated and comparative expense information, (iii) the profitability of the Manager and its affiliates, including an analysis of the anticipated cost of providing services by the Manager and its affiliates, (iv) the extent to which economies of scale may be realized as the Fund grows and whether fee levels reflect these economies of scale for Fund investors and (v) other benefits that the Manager may receive from its relationship with the Fund.

      NATURE AND EXTENT OF SERVICES. The Board considered information about the nature and extent of the services to be provided to the Fund and information regarding the Manager's key personnel who will provide such services. The Manager's duties include providing the Fund with the services of the portfolio managers and the Manager's investment team, who provide research, analysis and other advisory services in regard to the Fund's investments; securities trading services; oversight of third party service providers; monitoring compliance with applicable Fund policies and procedures and adherence to the Fund's investment restrictions. The Manager is responsible for providing certain administrative services to the Fund as well. Those services include providing and supervising all administrative and clerical personnel who are necessary in order to provide effective corporate administration for the Fund; compiling and maintaining records with respect to the Fund's operations; preparing and filing reports required by the Securities and Exchange Commission; preparing periodic reports regarding the operations of the Fund for its shareholders; preparing proxy materials for shareholder meetings; and preparing the registration statements required by Federal and state securities laws for the sale of the Fund's shares. The Manager also provides the Fund with office space, facilities and equipment.

      QUALITY OF SERVICES. The Board also considered the quality of the services expected to be provided by the Manager and the quality of the Manager's resources that will be available to the Fund. The Board took account of the fact that the Manager has had over forty years of experience as an investment adviser and that its assets under management rank it among the top mutual fund managers in the United States. The Board evaluated the Manager's administrative, accounting, legal and compliance services, and information


                       38 | OPPENHEIMER SMA CORE BOND FUND
the Board has received regarding the experience and professional qualifications of the Manager's personnel and the size and functions of its staff. In its evaluation of the quality of the portfolio management services to be provided, the Board considered the experience of Angelo Manioudakis, Benjamin J. Gord, Geoffrey Caan, Antulio N. Bomfim, and Thomas Swaney, the portfolio managers for the Fund, and the Manager's Core Plus investment team and analysts. The Board members also considered their experiences with the Manager and its officers and other personnel through their service on the boards of other funds advised by the Manager. The Board considered information regarding the quality of services provided by affiliates of the Manager, which its members have become knowledgeable about in connection with other funds managed by the Manager. In light of the foregoing, the Board concluded that the Fund will benefit from the services to be provided under the Agreement and from the Manager's experience, reputation, personnel, operations, and resources.

      MANAGEMENT FEES AND EXPENSES. The Board reviewed the fees to be paid to the Manager and its affiliates and the other expenses that will be borne by the Fund. The Board also evaluated the services to be provided, and the comparability of the fees that, absent the waiver described below, would be charged, to the Fund to the services and fees for other clients or accounts advised by the Manager. The Manager has contractually agreed to waive all Management Fees and pay or reimburse all expenses of the Fund, except extraordinary expenses, transfer agent fees and fees paid to the Independent Trustees. This agreement has no fixed term. Investors should be aware that even though the Fund does not pay any fees or expenses to the Manager, investors will pay a "wrap fee" to their program's sponsor and their program's sponsor has retained OFI Private Investments Inc. or certain of its affiliates (individually or collectively referred to as "OFI PI"), to manage their accounts for a negotiated fee pursuant to an investment management agreement with OFI PI and/or a managed account program sponsor.

      ECONOMIES OF SCALE. The Board considered the extent to which the Manager may realize economies of scale in managing and supporting the Fund and the extent to which those economies of scale would benefit the Fund's shareholders.

      BENEFITS TO THE MANAGER. The Board considered information regarding the Manager's estimated costs in serving as the Fund's investment adviser, including the costs associated with the personnel and systems necessary to manage the Fund, and information regarding the Manager's potential profitability from its relationship with the Fund. The Board considered that the Manager must be able to pay and retain experienced professional personnel at competitive rates to provide services to the Fund and that maintaining the financial viability of the Manager is important in order for the Manager to provide


                       39 | OPPENHEIMER SMA CORE BOND FUND

BOARD APPROVAL OF THE FUND'S INVESTMENT
ADVISORY AGREEMENT  Unaudited / Continued
--------------------------------------------------------------------------------

significant services to the Fund and its shareholders. In addition to considering the profits that may be realized by the Manager, the Board considered information regarding the direct and indirect benefits the Manager may receive as a result of its relationship with the Fund, including compensation paid to the Manager's affiliates for services provided.

      CONCLUSIONS. These factors were also considered by the independent Trustees meeting separately from the full Board, assisted by experienced counsel to the Fund and the independent Trustees. Fund counsel is independent of the Manager within the meaning and intent of the Securities and Exchange Commission Rules.

      Based on its review of the information it received and its evaluations described above, the Board, including a majority of the independent Trustees, concluded that the nature, extent and quality of the services to be provided to the Fund by the Manager would be a benefit to the Fund and in the best interest of the Fund's shareholders and that the amount and structure of the compensation to be received by the Manager and its affiliates are reasonable in relation to the services to be provided. Accordingly, the Board approved the Agreement for an initial period of two years. In arriving at this decision, the Board did not single out any factor or factors as being more important than others, but considered all of the factors together. The Board judged the terms and conditions of the Agreement, including the management fee, in light of all of the surrounding circumstances.


                       40 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited
--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------
NAME, POSITION(S) HELD WITH THE          PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS;
FUND, LENGTH OF SERVICE, AGE             OTHER TRUSTEESHIPS/DIRECTORSHIPS HELD; NUMBER OF PORTFOLIOS IN
                                         THE FUND COMPLEX CURRENTLY OVERSEEN
INDEPENDENT                              THE ADDRESS OF EACH TRUSTEE IN THE CHART BELOW IS 6803 S. TUCSON
TRUSTEES                                 WAY, CENTENNIAL, COLORADO 80112-3924. EACH TRUSTEE SERVES FOR AN
                                         INDEFINITE TERM, OR UNTIL HIS OR HER RESIGNATION, RETIREMENT,
                                         DEATH OR REMOVAL.

BRIAN F. WRUBLE,                         General Partner of Odyssey Partners, L.P. (hedge fund) (since
Chairman of the Board                    September 1995-December 2007); Director of Special Value
of Trustees and Trustee                  Opportunities Fund, LLC (registered investment company)
(since 2007)                             (affiliate of the Manager's parent company) (since September
Age: 64                                  2004); Member of Zurich Financial Investment Management Advisory
                                         Council (insurance) (since October 2004); Chairman (since August
                                         2007) and Trustee (since August 1991) of the Board of Trustees of the Jackson Laboratory (non-profit); Treasurer and Trustee of the
                                         Institute for Advanced Study (non-profit educational institute)
                                         (since May 1992); Special Limited Partner of Odyssey Investment
                                         Partners, LLC (private equity investment) (January 1999-
                                         September 2004). Oversees 63 portfolios in the OppenheimerFunds complex.

DAVID K. DOWNES,                         President, Chief Executive Officer and Board Member of CRAFund
Trustee (since 2007)                     Advisors, Inc. (investment management company) (since January
Age: 68                                  2004); President of The Community Reinvestment Act Qualified
                                         Investment Fund (investment management company) (since January
                                         2004); Independent Chairman of the Board of Trustees of Quaker
                                         Investment Trust (registered investment company) (since January
                                         2004); Director of Internet Capital Group (information technology company) (since October 2003); Chief Operating Officer and
                                         Chief Financial Officer of Lincoln National Investment Companies,
                                         Inc. (subsidiary of Lincoln National Corporation, a publicly traded company) and Delaware Investments U.S., Inc. (investment management subsidiary of Lincoln National Corporation) (1993-
                                         2003); President, Chief Executive Officer and Trustee of Delaware
                                         Investment Family of Funds (1993-2003); President and Board
                                         Member of Lincoln National Convertible Securities Funds, Inc. and
                                         the Lincoln National Income Funds, TDC (1993-2003); Chairman and
                                         Chief Executive Officer of Retirement Financial Services, Inc.
                                         (registered transfer agent and investment adviser and subsidiary of Delaware Investments U.S., Inc.) (1993-2003); President and
                                         Chief Executive Officer of Delaware Service Company, Inc.
                                         (1995-2003); Chief Administrative Officer, Chief Financial
                                         Officer, Vice Chairman and Director of Equitable Capital
                                         Management Corporation (investment subsidiary of Equitable Life
                                         Assurance Society) (1985-1992); Corporate Controller of Merrill
                                         Lynch & Company (financial services holding company)
                                         (1977-1985); held the following positions at the Colonial Penn
                                         Group, Inc. (insurance company): Corporate Budget Director
                                         (1974-1977), Assistant Treasurer (1972-1974) and Director of
                                         Corporate Taxes (1969-1972); held the following positions at
                                         Price Waterhouse & Company (financial services firm): Tax Manager
                                         (1967-1969), Tax Senior (1965-1967) and Staff Accountant
                                         (1963-1965); United States Marine Corps (1957-1959). Oversees 63
                                         portfolios in the OppenheimerFunds complex.

MATTHEW P. FINK,                         Trustee of the Committee for Economic Development (policy
Trustee (since 2007)                     research foundation) (since 2005); Director of ICI Education
Age: 67                                  Foundation (education foundation) (October 1991-August 2006);
                                         President of the Investment Company Institute (trade association)
                                         (October 1991-June 2004); Director of ICI Mutual Insurance
                                         Company (insurance company) (October 1991-June 2004). Oversees 53 portfolios in the OppenheimerFunds complex.

ROBERT G. GALLI,                         A director or trustee of other Oppenheimer funds. Oversees 63
Trustee (since 2007)                     portfolios in the OppenheimerFunds complex.
Age: 74


                       41 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

PHILLIP A. GRIFFITHS,                    Distinguished Presidential Fellow for International Affairs
Trustee (since 2007)                     (since 2002) and Member (since 1979) of the National Academy of
Age: 69                                  Sciences; Council on Foreign Relations (since 2002); Director of
                                         GSI Lumonics Inc. (precision medical equipment supplier) (since
                                         2001); Senior Advisor of The Andrew W. Mellon Foundation (since
                                         2001); Chair of Science Initiative Group (since 1999); Member of the American Philosophical Society (since 1996); Trustee of
                                         Woodward Academy (since 1983); Foreign Associate of Third World
                                         Academy of Sciences; Director of the Institute for Advanced Study
                                         (1991-2004); Director of Bankers Trust New York Corporation
                                         (1994-1999); Provost at Duke University (1983-1991). Oversees 53
                                         portfolios in the OppenheimerFunds complex.

MARY F. MILLER,                          Trustee of the American Symphony Orchestra (not-for-profit)
Trustee (since 2007)                     (since October 1998); and Senior Vice President and General
Age: 65                                  Auditor of American Express Company (financial services company)
                                         (July 1998-February 2003). Oversees 53 portfolios in the
                                         OppenheimerFunds complex.

JOEL W. MOTLEY,                          Managing Director of Public Capital Advisors, LLC (privately-held
Trustee (since 2007)                     financial advisor) (since January 2006); Director of Columbia
Age: 55                                  Equity Financial Corp. (privately-held financial advisor) (since
                                         2002); Managing Director of Carmona Motley, Inc. (privately-held financial advisor) (since January 2002); Managing Director of
                                         Carmona Motley Hoffman Inc. (privately-held financial advisor)
                                         (January 1998-December 2001); Member of the Finance and Budget
                                         Committee of the Council on Foreign Relations, Member of the
                                         Investment Committee of the Episcopal Church of America, Member
                                         of the Investment Committee and Board of Human Rights Watch and
                                         the Investment Committee of Historic Hudson Valley. Oversees 53
                                         portfolios in the OppenheimerFunds complex.

RUSSELL S. REYNOLDS, JR.,                Chairman of RSR Partners (formerly "The Directorship Search
Trustee (since 2007)                     Group, Inc.") (corporate governance consulting and executive
Age: 76                                  recruiting) (since 1993); Life Trustee of International House
                                         (non-profit educational organization); Former Trustee of The
                                         Historical Society of the Town of Greenwich; Former Director of
                                         Greenwich Hospital Association. Oversees 53 portfolios in the
                                         OppenheimerFunds complex.

JOSEPH M. WIKLER,                        Director of the following medical device companies: Medintec
Trustee (since 2007)                     (since 1992) and Cathco (since 1996); Director of Lakes
Age: 66                                  Environmental Association (environmental protection
                                         organization) (since 1996); Member of the Investment Committee of the Associated Jewish Charities of Baltimore (since 1994);
                                         Director of Fortis/Hartford mutual funds (1994-December 2001);
                                         Director of C-TASC (a privately held bio-statistics company)
                                         (since May 2007). Oversees 53 portfolios in the OppenheimerFunds complex.

PETER I. WOLD,                           President of Wold Oil Properties, Inc. (oil and gas exploration
Trustee (since 2007)                     and production company) (since 1994); Vice President of American
Age: 60                                  Talc Company, Inc. (talc mining and milling) (since 1999);
                                         Managing Member of Hole-in-the-Wall Ranch (cattle ranching)
                                         (since 1979); Vice President, Secretary and Treasurer of Wold
                                         Trona Company, Inc. (soda ash processing and production)
                                         (1996-2006); Director and Chairman of the Denver Branch of the
                                         Federal Reserve Bank of Kansas City (1993-1999); and Director of
                                         PacifiCorp. (electric utility) (1995-1999). Oversees 53
                                         portfolios in the OppenheimerFunds complex.


                       42 | OPPENHEIMER SMA CORE BOND FUND

----------------------------------------------------------------------------------------------------------
INTERESTED TRUSTEE                       THE ADDRESS OF MR. MURPHY IS TWO WORLD FINANCIAL CENTER, 225
AND OFFICER                              LIBERTY STREET, 11TH FLOOR, NEW YORK, NEW YORK 10281-1008. MR.
                                         MURPHY SERVES AS A TRUSTEE FOR AN INDEFINITE TERM, OR UNTIL HIS
                                         RESIGNATION, RETIREMENT, DEATH OR REMOVAL AND AS AN OFFICER FOR
                                         AN INDEFINITE TERM, OR UNTIL HIS RESIGNATION, RETIREMENT, DEATH
                                         OR REMOVAL. MR. MURPHY IS AN INTERESTED TRUSTEE DUE TO HIS
                                         POSITIONS WITH OPPENHEIMERFUNDS, INC. AND ITS AFFILIATES.

JOHN V. MURPHY,                          Chairman, Chief Executive Officer and Director of the Manager
Trustee, President and                   (since June 2001); President of the Manager (September
Principal Executive Officer              2000-March 2007); President and director or trustee of other
(since 2007)                             Oppenheimer funds; President and Director of Oppenheimer
Age: 58                                  Acquisition Corp. ("OAC") (the Manager's parent holding
                                         company) and of Oppenheimer Partnership Holdings, Inc. (holding company subsidiary of the Manager) (since July 2001); Director of OppenheimerFunds Distributor, Inc. (subsidiary of the
                                         Manager) (November 2001-December 2006); Chairman and Director
                                         of Shareholder Services, Inc. and of Shareholder Financial
                                         Services, Inc. (transfer agent subsidiaries of the Manager)
                                         (since July 2001); President and Director of OppenheimerFunds
                                         Legacy Program (charitable trust program established by the
                                         Manager) (since July 2001); Director of the following
                                         investment advisory subsidiaries of the Manager: OFI
                                         Institutional Asset Management, Inc., Centennial Asset
                                         Management Corporation, Trinity Investment Management
                                         Corporation and Tremont Capital Management, Inc. (since
                                         November 2001), HarbourView Asset Management Corporation and
                                         OFI Private Investments, Inc. (since July 2001); President
                                         (since November 2001) and Director (since July 2001) of
                                         Oppenheimer Real Asset Management, Inc.; Executive Vice
                                         President of Massachusetts Mutual Life Insurance Company (OAC's
                                         parent company) (since February 1997); Director of DLB
                                         Acquisition Corporation (holding company parent of Babson
                                         Capital Management LLC) (since June 1995); Chairman (since
                                         October 2007) and Member of the Investment Company Institute's
                                         Board of Governors (since October 2003). Oversees 102
                                         portfolios in the OppenheimerFunds complex.

----------------------------------------------------------------------------------------------------------
OTHER OFFICERS                           THE ADDRESSES OF THE OFFICERS IN THE CHART BELOW ARE AS
OF THE FUND                              FOLLOWS: FOR MESSRS. ZACK, GILLESPIE AND MS. BLOOMBERG, TWO
                                         WORLD FINANCIAL CENTER, 225 LIBERTY STREET, NEW YORK, NEW YORK
                                         10281-1008, FOR MESSRS. VANDEHEY, WIXTED, PETERSEN, SZILAGYI
                                         AND MS. IVES, 6803 S. TUCSON WAY, CENTENNIAL, COLORADO
                                         80112-3924; FOR MESSRS. MANIOUDAKIS, BOMFIM, CAAN, GORD AND
                                         SWANEY, 470 ATLANTIC AVENUE, 11TH FLOOR, BOSTON, MASSACHUSETTS
                                         02210. EACH OFFICER SERVES FOR AN INDEFINITE TERM OR UNTIL HIS
                                         OR HER RESIGNATION, RETIREMENT, DEATH OR REMOVAL.

ANGELO G. MANIOUDAKIS,                   Senior Vice President of the Manager and of HarbourView Asset
Vice President and Portfolio             Management Corporation (since April 2002) and of OFI
Manager (since 2007)                     Institutional Asset Management, Inc. (since June 2002); Vice
Age: 41                                  President of Oppenheimer Real Asset Management, Inc. (since
                                         November 2006). Executive Director and portfolio manager for
                                         MSIM/Miller, Anderson & Sherrerd (Morgan Stanley Asset
                                         Management) (August 1993-April 2002). A portfolio manager and officer of 15 portfolios in the OppenheimerFunds complex.

ANTULIO N. BOMFIM,                       Vice President of the Manager (since October 2003); Senior
Vice President and Portfolio             Economist at the Board of Governors of the Federal Reserve
Manager (since 2007)                     System (June 1992-October 2003). A portfolio manager of 12
Age: 41                                  portfolios in the OppenheimerFunds complex.


                       43 | OPPENHEIMER SMA CORE BOND FUND

TRUSTEES AND OFFICERS  Unaudited / Continued
--------------------------------------------------------------------------------

GEOFFREY CAAN,                           Vice President and Portfolio Manager of the Manager (since
Vice President and Portfolio             August 2003); Vice President of ABN AMRO NA, Inc. (June
Manager (since 2007)                     2002-August 2003); Vice President of Zurich Scudder Investments
Age: 38                                  (January 1999-June 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

BENJAMIN J. GORD,                        Vice President of the Manager (since April 2002) of HarbourView
Vice President and Portfolio             Asset Management Corporation (since April 2002) and of OFI
Manager (since 2007)                     Institutional Asset Management, Inc. (as of June 2002);
Age: 45                                  Executive Director and senior fixed income analyst at Miller
                                         Anderson & Sherrerd, a division of Morgan Stanley Investment
                                         Management (April 1992-March 2002). A portfolio manager of 12 portfolios in the OppenheimerFunds complex.

THOMAS SWANEY,                           Vice President of the Manager (since April 2006); senior
Vice President and Portfolio             analyst, high grade investment team (June 2002-March 2006);
Manager (since 2007)                     senior fixed income analyst at Miller Anderson & Sherrerd, a
Age: 35                                  division of Morgan Stanley Investment Management (May 1998-May
                                         2002). A portfolio manager of 12 portfolios in the
                                         OppenheimerFunds complex.

MARK S. VANDEHEY,                        Senior Vice President and Chief Compliance Officer of the
Vice President and Chief                 Manager (since March 2004); Chief Compliance Officer of
Compliance Officer                       OppenheimerFunds Distributor, Inc., Centennial Asset Management
(since 2007)                             and Shareholder Services, Inc. (since March 2004); Vice
Age: 57                                  President of OppenheimerFunds Distributor, Inc., Centennial
                                         Asset Management Corporation and Shareholder Services, Inc.
                                         (since June 1983); Former Vice President and Director of
                                         Internal Audit of the Manager (1997-February 2004). An officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN W. WIXTED,                         Senior Vice President and Treasurer of the Manager (since March
Treasurer and Principal                  1999); Treasurer of the following: HarbourView Asset Management
Financial & Accounting                   Corporation, Shareholder Financial Services, Inc., Shareholder
Officer (since 2007)                     Services, Inc., Oppenheimer Real Asset Management, Inc. and
Age: 48                                  Oppenheimer Partnership Holdings, Inc. (since March 1999), OFI
                                         Private Investments, Inc. (since March 2000), OppenheimerFunds
                                         International Ltd. and OppenheimerFunds plc (since May 2000),
                                         OFI Institutional Asset Management, Inc. (since November 2000), and OppenheimerFunds Legacy Program (charitable trust program established by the Manager) (since June 2003); Treasurer and
                                         Chief Financial Officer of OFI Trust Company (trust company sub-
                                         sidiary of the Manager) (since May 2000); Assistant Treasurer of the following: OAC (since March 1999), Centennial Asset
                                         Management Corporation (March 1999-October 2003) and
                                         OppenheimerFunds Legacy Program (April 2000-June 2003). An
                                         officer of 102 portfolios in the OppenheimerFunds complex.

BRIAN S. PETERSEN,                       Vice President of the Manager (since February 2007); Assistant
Assistant Treasurer                      Vice President of the Manager (August 2002-February 2007);
(since 2007)                             Manager/Financial Product Accounting of the Manager (November
Age: 37                                  1998-July 2002). An officer of 102 portfolios in the
                                         OppenheimerFunds complex.

BRIAN C. SZILAGYI,                       Assistant Vice President of the Manager (since July 2004);
Assistant Treasurer                      Director of Financial Reporting and Compliance of First Data
(since 2007)                             Corporation (April 2003-July 2004); Manager of Compliance of
Age: 37                                  Berger Financial Group LLC (May 2001-March 2003). An officer of
                                         102 portfolios in the OppenheimerFunds complex.


                       44 | OPPENHEIMER SMA CORE BOND FUND

ROBERT G. ZACK,                          Executive Vice President (since January 2004) and General
Vice President and Secretary             Counsel (since March 2002) of the Manager; General Counsel and
(since 2007)                             Director of the Distributor (since December 2001); General
Age: 59                                  Counsel of Centennial Asset Management Corporation (since
                                         December 2001); Senior Vice President and General Counsel of
                                         HarbourView Asset Management Corporation (since December 2001);
                                         Secretary and General Counsel of OAC (since November 2001);
                                         Assistant Secretary (since September 1997) and Director (since
                                         November 2001) of OppenheimerFunds International Ltd. and
                                         OppenheimerFunds plc; Vice President and Director of Oppenheimer
                                         Partnership Holdings, Inc. (since December 2002); Director of
                                         Oppenheimer Real Asset Management, Inc. (since November 2001);
                                         Senior Vice President, General Counsel and Director of
                                         Shareholder Financial Services, Inc. and Shareholder Services,
                                         Inc. (since December 2001); Senior Vice President, General
                                         Counsel and Director of OFI Private Investments, Inc. and OFI
                                         Trust Company (since November 2001); Vice President of
                                         OppenheimerFunds Legacy Program (since June 2003); Senior Vice
                                         President and General Counsel of OFI Institutional Asset
                                         Management, Inc. (since November 2001); Director of
                                         OppenheimerFunds (Asia) Limited (since December 2003); Senior
                                         Vice President (May 1985-December 2003). An officer of 102 portfolios in the OppenheimerFunds complex.

LISA I. BLOOMBERG,                       Vice President and Associate Counsel of the Manager (since May
Assistant Secretary                      2004); First Vice President (April 2001-April 2004), Associate
(since 2007)                             General Counsel (December 2000-April 2004) of UBS Financial
Age: 40                                  Services, Inc. An officer of 102 portfolios in the
                                         OppenheimerFunds complex.

PHILLIP S. GILLESPIE,                    Senior Vice President and Deputy General Counsel of the Manager
Assistant Secretary                      (since September 2004); First Vice President (2000-September
(since 2007)                             2004), Director (2000-September 2004) and Vice President
Age: 44                                  (1998-2000) of Merrill Lynch Investment Management. An officer of 102 portfolios in the OppenheimerFunds complex.

KATHLEEN T. IVES,                        Vice President (since June 1998) and Senior Counsel and
Assistant Secretary                      Assistant Secretary (since October 2003) of the Manager; Vice
(since 2007)                             President (since 1999) and Assistant Secretary (since October
Age: 42                                  2003) of the Distributor; Assistant Secretary of Centennial
                                         Asset Management Corporation (since October 2003); Vice
                                         President and Assistant Secretary of Shareholder Services, Inc.
                                         (since 1999); Assistant Secretary of OppenheimerFunds Legacy
                                         Program and Shareholder Financial Services, Inc. (since December
                                         2001); Assistant Counsel of the Manager (August 1994-October
                                         2003). An officer of 102 portfolios in the OppenheimerFunds complex.

THE FUND'S STATEMENT OF ADDITIONAL INFORMATION CONTAINS ADDITIONAL INFORMATION ABOUT THE FUND'S TRUSTEES AND OFFICERS IS AVAILABLE WITHOUT CHARGE, UPON REQUEST, BY CALLING 1.800.525.7048.


                       45 | OPPENHEIMER SMA CORE BOND FUND



ITEM 2. CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that David Downes, the Board's Audit Committee Chairman, is an audit committee financial expert and that Mr. Downes is "independent" for purposes of this Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)   Audit Fees

The principal accountant for the audit of the registrant's annual financial statements billed $41,250 in fiscal 2007.

(b)   Audit-Related Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees in fiscal 2007.

The principal accountant for the audit of the registrant's annual financial statements billed $110,000 in fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

Such services include: internal control reviews

(c)   Tax Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant in fiscal 2007.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees fiscal 2007 to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(d)   All Other Fees

The principal accountant for the audit of the registrant's annual financial statements billed no such fees to the registrant in fiscal 2007.

The principal accountant for the audit of the registrant's annual financial statements billed no such fees during the last two fiscal years to the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant.

(e) (1) During its regularly scheduled periodic meetings, the registrant's audit committee will pre-approve all audit, audit-related, tax and other services to be provided by the principal accountants of the registrant.

      The audit committee has delegated pre-approval authority to its Chairman for any subsequent new engagements that arise between regularly scheduled meeting dates provided that any fees such pre-approved are presented to the audit committee at its next regularly scheduled meeting.

      Under applicable laws, pre-approval of non-audit services maybe waived provided that: 1) the aggregate amount of all such services provided constitutes no more than five percent of the total amount of fees paid by the registrant to it principal accountant during the fiscal year in which services are provided 2) such services were not recognized by the registrant at the time of engagement as non-audit services and 3) such services are promptly brought to the attention of the audit committee of the registrant and approved prior to the completion of the audit.

      (2) 100%

(f)   Not applicable as less than 50%.

(g) The principal accountant for the audit of the registrant's annual financial statements billed $110,000 in fiscal 2007 to the registrant and the registrant's investment adviser or any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant related to non-audit fees. Those billings did not include any prohibited non-audit services as defined by the Securities Exchange Act of 1934.

(h)   No such services were rendered.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

THE FUND'S GOVERNANCE COMMITTEE PROVISIONS WITH RESPECT TO NOMINATIONS OF DIRECTORS/TRUSTEES TO THE RESPECTIVE BOARDS

1. The Fund's Governance Committee (the "Committee") will evaluate potential Board candidates to assess their qualifications. The Committee shall have the authority, upon approval of the Board, to retain an executive search firm to assist in this effort. The Committee may consider recommendations by business and personal contacts of current Board members and by executive search firms which the Committee may engage from time to time and may also consider shareholder recommendations. The Committee may consider the advice and recommendation of the Funds' investment manager and its affiliates in making the selection.

2. The Committee shall screen candidates for Board membership. The Committee has not established specific qualifications that it believes must be met by a trustee nominee. In evaluating trustee nominees, the Committee considers, among other things, an individual's background, skills, and experience; whether the individual is an "interested person" as defined in the Investment Company Act of 1940; and whether the individual would be deemed an "audit committee financial expert" within the meaning of applicable SEC rules. The Committee also considers whether the individual's background, skills, and experience will complement the background, skills, and experience of other nominees and will contribute to the Board. There are no differences in the manner in which the Committee evaluates nominees for trustees based on whether the nominee is recommended by a shareholder.

3. The Committee may consider nominations from shareholders for the Board at such times as the Committee meets to consider new nominees for the Board. The Committee shall have the sole discretion to determine the candidates to present to the Board and, in such cases where required, to shareholders. Recommendations for trustee nominees should, at a minimum, be accompanied by the following:

      o the name, address, and business, educational, and/or other pertinent background of the person being recommended;

      o a statement concerning whether the person is an "interested person" as defined in the Investment Company Act of 1940;

      o any other information that the Funds would be required to include in a proxy statement concerning the person if he or she was nominated; and

      o the name and address of the person submitting the recommendation and, if that person is a shareholder, the period for which that person held Fund shares.

      The recommendation also can include any additional information which the person submitting it believes would assist the Committee in evaluating the recommendation.

4. Shareholders should note that a person who owns securities issued by Massachusetts Mutual Life Insurance Company (the parent company of the Funds' investment adviser) would be deemed an "interested person" under the Investment Company Act of 1940. In addition, certain other relationships with Massachusetts Mutual Life Insurance Company or its subsidiaries, with registered broker-dealers, or with the Funds' outside legal counsel may cause a person to be deemed an "interested person."

5. Before the Committee decides to nominate an individual as a trustee, Committee members and other directors customarily interview the individual in person. In addition, the individual customarily is asked to complete a detailed questionnaire which is designed to elicit information which must be disclosed under SEC and stock exchange rules and to determine whether the individual is subject to any statutory disqualification from serving as a trustee of a registered investment company.

ITEM 11. CONTROLS AND PROCEDURES.

Based on their evaluation of the registrant's disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 12/31/2007, the registrant's principal executive officer and principal financial officer found the registrant's disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant's management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant's internal controls over financial reporting that occurred during the registrant's second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)   (1) Exhibit attached hereto.

      (2)   Exhibits attached hereto.

      (3)   Not applicable.

(b)   Exhibit attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer SMA Core Bond Fund

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ John V. Murphy
    ---------------------------
    John V. Murphy
    Principal Executive Officer

Date: 02/07/2008

By: /s/ Brian W. Wixted
    ---------------------------
    Brian W. Wixted
    Principal Financial Officer

Date: 02/07/2008